UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2012

DELANCO BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-52517	36-4519533
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 461-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the shareholders of Delanco Bancorp, Inc. was held on August 20, 2012.

(b) The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.   The following individual was elected as director, for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Thomas J. Coleman III	1,177,534	79,352

There were 257,660 broker non-votes in the election of directors.

2.   The appointment of Connolly, Grady & Cha, P.C., as independent registered public accounting firm for the fiscal year ending March 31, 2013 was ratified by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
1,487,274	26,722	550

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC. (Registrant)

Date: August 21, 2012	By:	/s/ James E. Igo
James E. Igo
President and Chief Executive Officer